UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _______________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 25, 2017
 _______________________________________________________________
HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)
 _______________________________________________________________

Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable
(Former name or former address, if changed since last report.)
_______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02.	Results of Operations and Financial Condition.
On October 25, 2017, Huntington Bancshares Incorporated (“Huntington”) issued a news release announcing its earnings for the quarter ended September 30, 2017. Also on October 25, 2017, Huntington made a Quarterly Financial Supplement available on the Investor Relations section of its web site, www.huntington-ir.com. Copies of Huntington's news release and quarterly financial supplement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference in this Item 2.02.
Huntington’s senior management will host an earnings conference call on October 25, 2017, at 9:00 a.m. (Eastern Daylight Time). The call may be accessed via a live Internet webcast at the Investor Relations section of Huntington’s web site, www.huntington-ir.com or through a dial-in telephone number at (877) 407-8029; Conference ID 13671112. Slides will be available in the Investor Relations section of Huntington’s web site, www.huntington-ir.com about an hour prior to the call. A replay of the webcast will be archived in the Investor Relations section of Huntington’s web site, www.huntington-ir.com. A telephone replay will be available approximately two hours after the completion of the call through November 3, 2017 at (877) 660-6853 or (201) 612-7415; conference ID 13671112.
The information contained or incorporated by reference in this Current Report on Form 8-K contains certain forward-looking statements, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations.
While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; the possibility that the anticipated benefits of the merger with FirstMerit Corporation are not realized completely or when expected, including as a result of the impact of, or problems arising from, the strength of the economy and competitive factors in the areas where we do business; and other factors that may affect our future results. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2016, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017, which are on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of our website, http://www.huntington.com, under the heading “Publications and Filings” and in other documents we file with the SEC.
All forward-looking statements speak only as of the date they are made and are based on information available at that time. We do not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

The information contained or incorporated by reference in Item 2.02 of this Form 8-K shall be treated as “furnished” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.
The exhibits referenced below shall be treated as “furnished” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

(d)	Exhibits.

Exhibit 99.1 – News release of Huntington Bancshares Incorporated, dated October 25, 2017.

Exhibit 99.2 – Quarterly Financial Supplement, September 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	October 25, 2017	By:	/s/ Howell D. McCullough III
Howell D. McCullough III
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description
Exhibit 99.1    News release of Huntington Bancshares Incorporated, dated October 25, 2017
Exhibit 99.2    Quarterly Financial Supplement, September 2017